                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES  EXCHANGE ACT  OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) :  DECEMBER 6, 1996



                              INFONOW CORPORATION
             (Exact Name of Registrant as specified in its charter)


          Delaware                     0-19813              04-3083360
(State or other jurisdiction         (Commission          (IRS Employer
      of incorporation)              File Number)       Identification no.)



      1875 Lawrence, Suite 1100 Denver, CO               80202
    (address of principal executive offices)           (Zip Code)

Registrants telephone number, including area code: 303-293-0212

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(B) PRO FORMA FINANCIAL INFORMATION
On December 13, 1996, InfoNow Corporation (the "Company") sold all the common shares of its wholly-owned subsidiary, Infomergerco, Inc. d.b.a. Navigist, Inc. ("Navigist") to VDC Paradigms, Inc. which is owned by two of the principal operating managers Navigist. The Company received 274,050 shares of InfoNow common stock and the surrender of notes held by the buyers amounting to $27,940 in consideration for the sale of Navigist. As part of the transaction, the Company agreed to make a cash payment of $97,000 to Buyers, canceled all intercompany balances owed by Navigist to InfoNow and Cimarron international, Inc. amounting to approximately $490,400 and forgave a note owed by Navigist to InfoNow in the amount of $142,500. In addition, the Company also retired the remaining notes payable, amounting to $22,060 that were issued in the original acquisition of Navigist by the Company in August 1995 in order to facilitate the completion of the transaction.

The following unaudited pro forma consolidated balance sheet gives effect to the Company's sale of 100% of its interest in its subsidiary Navigist as if it had occurred on September 30, 1996. The following unaudited pro forma consolidated income statements for the year ended December 31, 1995 and the nine months ended September 30, 1996 give effect to the disposition of Navigist as if it had occurred on January 1, 1995. The unaudited pro forma consolidated financial information and notes thereto do not purport to represent what the Company's results would actually have been if such transactions had in fact occurred on such date.

The pro forma adjustments are based upon currently available information and upon certain assumed circumstances. The unaudited pro forma consolidated financial information and explanatory notes should be read in conjunction with the consolidated financial information filed by the Company with the Securities and Exchange Commission.

                             INFONOW CORPORATION

                      PRO FORMA BALANCE SHEET (UNAUDITED)
                          AS OF SEPTEMBER 30, 1996

                                         AS REPORTED ON
                                           FORM 10-K       NAVIGIST         OTHER ADJUSTMENTS      PRO FORMA
                                         --------------    --------         -----------------      ---------
ASSETS:
Cash                                        187,266           8,392            (97,000)(B)            81,874
Accounts receivable                         258,230         105,957                                  152,273
Other current assets                        113,920               0                                  113,920
Property and Equipment, net                 410,608         143,014                                  267,594
Capitalized SW Development                  153,103               0                                  153,103
Investment in Navigist                            0               0            126,740 (C)                 0
                                                                               418,287 (A)
                                                                               142,500 (A)
                                                                              (687,527)(B)
Goodwill - net                              929,967               0                                  929,967
Other assets and deferred charges            19,717          15,057                                    4,660
                                        -----------        --------           --------           -----------
Total Assets                              2,072,811         272,420            (97,000)            1,703,392
                                        -----------        --------           --------           -----------
                                        -----------        --------           --------           -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities    724,283         278,248                                  446,035
IC Notes Payable                                  0         142,500            142,500 (A)                 0
Note payable - current                       69,445               0                                   69,445
Intercompany Accounts                             0         418,287            418,287 (A)                 0
Related parties payable                     100,000                                                  100,000
Deferred Compensation                        58,779           6,906                                   51,873
Capital lease obligation - current            3,930               0                                    3,930
Note payable, officers - current                  0               0                                        0
Unearned revenue                            237,057          69,862                                  167,195
Current income taxes payable                      0               0                                        0
                                        -----------        --------           --------           -----------
Total current liabilities                 1,193,494         915,803                                  838,478

Notes payable - long term                    89,518               0                                   89,518
Capital lease obligation - long term         14,935               0                                   14,935
Notes payable, officers - long term          50,000               0            (27,940)(B)            22,060
                                        -----------        --------           --------           -----------
Total Liabilities                         1,347,947         915,803                                  964,991


Common stock                                  3,836             100                100 (C)             3,562
                                                                                  (274)(B)
Additional paid in capital               19,873,707               0           (523,161)(B)        19,350,546


Retained earnings (deficit)             (19,152,679)       (643,483)           126,640 (C)       (18,615,707)
                                                                              (233,152)(B)
                                        -----------        --------           --------           -----------
Total Stockholders' Equity                  724,864        (643,383)                                 738,401
                                        -----------        --------           --------           -----------

Total Liabilities & Stockholders' Equity  2,072,811         272,420            (97,000)            1,703,392
                                        -----------        --------           --------           -----------
                                        -----------        --------           --------           -----------

(A) Eliminate intercompany balances

(B) Disposal of Navigist through cash payment of $97,000; extinguishment of acquisiton note of $27,940 and retirement of 274,050 shares of InfoNow common stock valued at $1.91 per share

(C) Reverse Navigist elimination entry

                              INFONOW CORPORATION

                          PRO FORMA INCOME STATEMENT
              FOR THE YEAR ENDED DECEMBER  31, 1995 (UNAUDITED)

                                     AS REPORTED ON
                                     --------------
                                       FORM 10-K        NAVIGIST     ADJUSTMENTS     PRO FORMA
                                     ------------       --------     -----------    -----------
Revenue                               $ 1,427,163       $654,593                    $   772,570
                                      -----------       --------                    -----------
Cost of sales                             684,027        387,187     $(48,125)(A)       248,715
Selling general and administrative      2,368,337        298,983                      2,069,354
Research and Development                   38,303              0                         38,303
                                      -----------       --------                    -----------
Total Expenses                          3,090,667        686,170                      2,356,372

Net loss from operations               (1,663,504)       (31,577)                    (1,583,802)

LOSS ON SALE OF ASSETS                   (104,083)             0                       (104,083)

INTEREST INCOME (EXPENSE), net            (14,234)           863        1,558 (B)       (13,539)

Net loss before extraordinary gain
  from debt restructuring              (1,781,821)       (30,714)                    (1,701,424)

EXTRAORDINARY GAIN FROM
  DEBT RESTRUCTURING                      134,123              0                        134,123

Net Income (Loss)                     $(1,647,698)      $(30,714)    $ 49,683       $(1,567,301)
                                      -----------       --------     --------       -----------
                                      -----------       --------     --------       -----------

Pro Forma net income (loss) per
  common share                        $     (0.92)                                  $     (0.97)

Pro Forma weighted average number
  of common shares outstanding          1,794,925                    (177,591)(C)     1,617,334
                                      -----------                   ---------       -----------

EXPLANATION FOR ADJUSTMENTS

(A) Reversal of recorded goodwill and related amortization recorded from August 23, 1995 (the acquisition date of Navigist) to December 31, 1995.

(B) Reversal of interest expense accrued on acquisition notes

(C) Represents 498,621 shares of common stock issued in conjunction with acquisition of Navigist outstanding from August 23, 1995 to December 31, 1995

                              INFONOW CORPORATION

                          PRO FORMA INCOME STATEMENTS
           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                     AS REPORTED ON
                                     --------------
                                       FORM 10-Q        NAVIGIST     ADJUSTMENTS      PRO FORMA
                                     ------------       --------     -----------      ---------
Revenue                               $ 1,765,317     $  700,563                     $1,064,754
                                      -----------     ----------                     ----------

Cost of sales                             838,721        493,156                        345,565
Selling general and administrative      1,991,719        547,230    $  (108,355)(A)   1,336,134
Impairment of Long lived asset          2,010,599              0     (2,010,599)(D)           0
                                      -----------     ----------    -----------      ----------
Total Expenses                          4,841,039      1,040,385                      1,681,700

Net loss from operations               (3,075,722)      (339,822)                      (616,946)

LOSS ON SALE OF ASSETS                          0              0                              0

INTEREST INCOME (EXPENSE), net            (19,377)          (106)         3,281 (B)     (15,990)

Net loss before extraordinary gain
  from debt restructuring              (3,095,099)      (339,928)                      (632,935)

EXTRAORDINARY GAIN FROM
  DEBT RESTRUCTURING                            0              0                              0

Net Income (Loss)                     $(3,095,099)    $ (339,928)                    $ (632,935)
                                      -----------     ----------                     ----------
                                      -----------     ----------                     ----------

Pro Forma net income (loss) per
  common share                        $     (0.92)                                   $    (0.22)

Pro Forma weighted average number
  of common shares outstanding          3,365,055                      (498,621)(C)   2,866,434
                                      -----------                    ----------      ----------

EXPLANATION FOR ADJUSTMENTS

(A) Reversal of recorded goodwill amortization recorded from January 1, 1996 to September 30, 1996

(B)  Reversal of interest expense accrued on acquisition notes

(C) Represents 498,621 shares of common stock issued in conjunction with acquisition of Navigist issued August 23, 1995

(D)  Reverse write-off of Navigist Goodwill

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated : February 13, 1997

                                    INFONOW CORPORATION
                                    (Registrant)



                                    /s/ KEVIN D. ANDREW
                                    --------------------------------------------
                                    Kevin D. Andrew
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)